UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

September 9, 2013

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On September 6, 2013, Energen Corporation issued a press release announcing that senior managers will meet with members of the investment community in New York and participate in the Barclay’s CEO Energy-Power Conference, September 9-12. Meeting materials are available for viewing on Energen’s web site, http://www.energen.com. Included in these materials are reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. These materials are attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01, including the exhibit referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Barclay’s CEO Energy-Power Conference Meeting Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

September 9, 2013	By	/s/ J. David Woodruff, Jr.
J. David Woodruff, Jr.
Vice President, General Counsel and Secretary of
Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	* Barclay’s CEO Energy-Power Conference Meeting Materials

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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